Exhibit 10(m)(1)

FIRST AMENDMENT TO INVESTMENT AND PARTICIPATION AGREEMENT

        THIS FIRST AMENDMENT TO INVESTMENT AND PARTICIPATION AGREEMENT AND LEASE AGREEMENT (this “First Amendment”) is dated as of the 30th day of November, 2000 among PROTECTIVE LIFE INSURANCE COMPANY. (the “Company”), WACHOVIA CAPITAL INVESTMENTS, INC. (the “Lessor”) and SUNTRUST BANK and LASALLE BANK NATIONAL ASSOCIATION (individually and collectively, as the context shall require, the “Lease Participants”);

W I T N E S S E T H :

        WHEREAS, the Company, the Lessor and the Lease Participants executed and delivered that certain Investment and Participation Agreement, dated as of February 1, 2000 (the “Investment Agreement”), and the Company, as “Lessee”, and the Lessor, as “Lessor”, executed and delivered that certain Lease Agreement dated as of February 1, 2000 (the “Lease”);

        WHEREAS, the Company has requested and the Lessor and the Lease Participants have agreed to certain amendments to the Investment Agreement and the Lease, subject to the terms and conditions hereof, on account of unforseen delays incurred in connection with construction of the Improvements to the Facility;

        NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Company, the Lessor and the Lease Participants hereby covenant and agree as follows:

        1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in Schedule 1.02 to the Investment Agreement shall have the meaning assigned to such term in Schedule 1.02 to the Investment Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Investment Agreement shall from and after the date hereof refer to the Investment Agreement as amended hereby.

        2. Amendment to Schedule 1.02 to the Investment Agreement. Schedule 1.02 to the Investment Agreement hereby is amended by deleting the definitions of "Completion Date" and "Scheduled Lease Termination Date" and substituting the following therefor:

“Completion Date”: the earlier to occur of (i) the date on which the Company, as Acquisition/Construction Agent for the Lessor, delivers the Completion Certificate and (ii) August 1, 2002 (or, in the event of a Casualty Occurrence during the Construction Term and the Lessee is exercising its replacement rights pursuant to Section 14(d) of the Lease, December 1, 2002).

                        "Scheduled Lease Termination Date": the date that is 5 years after the earlier of the Completion Date and February 1, 2002.

        3. Amendment to Schedule 1.02(b) to the Investment Agreemen. Schedule 1.02(b) to the Investment Agreement (the Pricing Schedule) hereby is amended by deleting it in its entirety and by substituting therefor Schedule 1.02(b) attached hereto.

        4. Amendment to Section 14(d) of the Lease. Section 14(d) of the Lease hereby is amended by deleting the date "May 1, 2002" in the seventh line thereof and substituting the following therefor the date "October 1, 2002".

        5. Restatement of Representations and Warranties. The Company hereby restates and renews each and every representation and warranty heretofore made by it in the Investment Agreement, the Lease and the other Operative Documents as fully as if made on the date hereof and with specific reference to this First Amendment, the Lease and all other Operative Documents executed and/or delivered in connection herewith.

        6. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Investment Agreement, the Lease and the other Operative Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Company. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

        7. Ratification. The Company hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Investment Agreement, the Lease and the other Operative Documents effective as of the date hereof.

        8. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (which may effected by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

        9. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

        10. No Default. To induce the Lessor and the Lease Participants to enter into this First Amendment and to continue to make advances pursuant to the Investment Agreement, the Company hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Company arising out of or with respect to any of the Lessor Advances or Participant Advances or other obligations of the Company owed to the Lessor or the Lease Participants under the Investment Agreement or the Lease.

        11. Further Assurances. The Company agrees to take such further actions as the Lessor shall reasonably request in connection herewith to evidence the amendments herein contained.

        12. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

        13. Conditions Precedent. This First Amendment shall become effective only upon execution and delivery (which may be by facsimile) (i) of this First Amendment by each of the parties hereto, and (ii) of the Consent and Reaffirmation of Guarantor at the end hereof by Protective Life Corporation.

[SIGNATURES CONTAINED ON NEXT PAGE]

        IN WITNESS WHEREOF, the Company, the Lessor and each of the Lease Participants has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                    PROTECTIVE LIFE INSURANCE COMPANY,
                                    as the Company and the Lessee

                                    By:/s/Carl Thigppen
                                            Name:  Carl Thigpen
                                            Title: Vice President

                                    WACHOVIA CAPITAL INVESTMENTS, INC.,
                                    as the Lessor

                                    By:/s/Claire Flaury
                                            Name:  Claire Flaury
                                            Title: Senior Vice President

                                    SUNTRUST BANK,
                                    as a Lease Participant

                                    By:/s/Nathan Bickford
                                            Name:  Nathan Bickford
                                            Title: Assistant Vice President

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as a Lease Participant

                                    By:/s/George L. Kumis
                                            Name:  George L. Kumis
                                            Title: Senior Vice President

SCHEDULE 1.02(b)

Pricing Schedule

The terms “Applicable Margin” means, for any day, the rate per annum set forth below corresponding to the Pricing Level that applies on such day:

--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
            Pricing Level                 Level I     Level II     Level III     Level IV      Level V     Level VI
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Applicable Margin for Lessor Advances
and Lessor Investments on:
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
   1.  Adjusted LIBO Rate basis           0.625%       0.750%        0.875%       1.000%       1.250%       1.750%
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
   2.  Base Rate basis                     0.00%        0.00%        0.00%         0.00%        0.00%        0.00%
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------

        For purposes of this Pricing Schedule, the following terms have the following meanings:

        “Level I Pricing” applies if the Debt Rating at the most recent Performance Pricing Determination Date was equal to or better than A+ or A1.

        “Level II Pricing” applies if the Debt Rating at the most recent Performance Pricing Determination Date was equal to A or A2.

        “Level III Pricing” applies if the Debt Rating at the most recent Performance Pricing Determination Date was equal to A- or A3.

        “Level IV Pricing” applies if the Debt Rating at the most recent Performance Pricing Determination Date was equal to or less than BBB+ or Baa1, but greater than BBB- or Baa3.

        “Level V Pricing” applies if the Debt Rating at the most recent Performance Pricing Determination Date was equal to BBB- or Baa3.

        “Level VI Pricing” applies if the Debt Rating at the most recent Performance Pricing Determination Date was less than BBB- or Baa3 or if there is no Debt Rating. All determinations hereunder shall be made by the Lessor unless the Majority Funding Parties shall object to any such determination. The Guarantor shall promptly notify the Lessor of any change in the Debt Rating.

CONSENT AND REAFFIRMATION OF GUARANTOR

        The undersigned (i) acknowledges receipt of the foregoing First Amendment to Investment Agreement and Lease Agreement (the “First Amendment”), (ii) consents to the execution and delivery of the First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of February 1, 2000 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                                         PROTECTIVE LIFE CORPORATION (SEAL)
                                                         as Guarantor

                                                         By:/s/ Carl Thigpen
                                                                 Name:  Carl Thigpen
                                                                 Title: Vice President